UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 13, 2010

NEXCEN BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27707	20-2783217
(Commission File Number)	(IRS Employer Identification No.)

c/o XRoads Solutions Group, LLC, 400 Madison Avenue, 3rd Floor, New York,NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-1100

(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As reported in a Current Report on Form 8-K filed by NexCen Brands, Inc. (the “Company”) on September 1, 2010, on August 31, 2010, the Board of Directors of the Company resolved to file a certificate of dissolution of the Company (the “Certificate of Dissolution”) to put the plan of complete dissolution and liquidation of the Company previously approved by the Company’s stockholders into effect.  On September 13, 2010, the Company filed the Certificate of Dissolution with the Office of the Secretary of State of the State of Delaware and closed its stock transfer books, effective as of the close of business on the same day.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 13, 2010.

NEXCEN BRANDS, INC.

/s/ Dennis Simon
By:	Dennis Simon
Its:	President